UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 13, 2008

MTC TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-49890	02-0593816
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4032 Linden Avenue, Dayton, Ohio	45432
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (937) 252-9199

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

In connection with the proposed merger (the “Merger”) of Mira Acquisition Sub Inc. (“Merger Sub”), a Delaware corporation and a wholly-owned subsidiary of BAE Systems, Inc., a Delaware corporation (“BAE Systems”), with and into MTC Technologies, Inc., a Delaware corporation (“MTC”), pursuant to an Agreement and Plan of Merger by and among BAE Systems, Merger Sub, and MTC dated as of December 21, 2007, with MTC’s consent, BAE Systems voluntarily withdrew its filing under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, on February 13, 2008, and refiled on February 15, 2008. MTC continues to expect the Merger to close during the first half of 2008.

Additional Information

In connection with the proposed merger transaction with BAE Systems, MTC has filed a definitive proxy statement with the SEC to solicit stockholder approval of the proposed transaction, as well as other relevant documents concerning the proposed transaction. INVESTORS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT MTC, THE PROPOSED TRANSACTION AND RELATED MATTERS. You can obtain the proxy statement, as well as other filings containing information about MTC, free of charge, at the website maintained by the SEC at www.sec.gov. Copies of the definitive proxy statement and other filings made by MTC with the SEC can also be obtained, free of charge, by directing a request to MTC Technologies, Inc., 4032 Linden Avenue, Dayton, Ohio 45432, Attention: Corporate Secretary.

Participants in the Solicitation

The directors and executive officers of MTC and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding MTC’s directors and executive officers is available in MTC’s Annual Report on Form 10-K, which was filed with the SEC on March 13, 2007. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, are contained in the proxy statement and other relevant materials filed with the SEC. These documents are available free of charge at the SEC’s web site at www.sec.gov. Investors should read the proxy statement carefully before making any voting or investment decisions.

Forward-Looking Statements

This Report contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, which involve a number of risks and uncertainties. MTC cautions readers that any forward-looking information is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking information. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the ability to obtain regulatory approvals of the transaction on the proposed terms and schedule; the failure of MTC stockholders to approve the transaction; the risk that the acquisition may not be completed in the time frame expected by the parties; and the failure to satisfy all of the other conditions to the proposed transaction. Additional factors that may affect future results are contained in MTC’s filings with the SEC, which are available at the SEC’s web site at www.sec.gov. All forward-looking statements included in this Report are based upon information available to MTC as of the date of this Report and speak only as of the date hereof. MTC disclaims any obligation to update and revise statements contained in these materials based on new information or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MTC TECHNOLOGIES, INC.

By:	/s/ Bruce A. Teeters
Name:	Bruce A. Teeters
Title:	Sr. Vice President – General Counsel & Secretary

Date: February 15, 2008